100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Global Corporate Services May 17, 2006 Steve Swerdlow President, Global Corporate Services Exhibit 99.9

CB Richard Ellis | Page 1 CB Richard Ellis | Page 1
2005 Outsourcing % of Americas Revenue
5%
13%
30%
6%
46%
Outsourcing
$268m
US Brokerage
Valuation
Capital Markets
Advisory
Outsourcing
Canada &
Latin America

CB Richard Ellis | Page 2
GCS’ business: securing and expanding
account relationships with the world’s
largest corporate occupiers
GCS’ objective: to form long-term,
contractual relationships, each of which
would drive substantial recurring
revenues
GCS’ business: securing and expanding
account relationships with the world’s
largest corporate occupiers
GCS’ objective: to form long-term,
contractual relationships, each of which
would drive substantial recurring
revenues
About Global Corporate Services (GCS)

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 3
Transaction Management
Facilities Management
Portfolio Management &
Lease Administration
Project Management
Consulting
Transaction Management
Facilities Management
Portfolio Management &
Lease Administration
Project Management
Consulting
Global coverage
Proprietary portfolio
management tools
Industry-leading account
management
Largest base of transaction
professionals with execution
track record
Leading real estate
technology platform
Global coverage
Proprietary portfolio
management tools
Industry-leading account
management
Largest base of transaction
professionals with execution
track record
Leading real estate
technology platform
Overview
GCS provides integrated real estate services to
multinational corporations
GCS services Key differentiators

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 4
GCS as Integrator – Account Management Model
BUSINESS
UNITS
“C” LEVEL
EXECUTIVES
SHARED
SERVICES
CORPORATE REAL ESTATE
ORGANIZATION
REAL ESTATE STRATEGY
IMPLEMENTATION
SERVICE
DELIVERY
TEAM
INTEGRATED SERVICES
Transaction
Management
Facilities
Management
Portfolio
Management
Project
Management
TECHNOLOGY & PROCESS PLATFORM
Technical
Services
Appraisal Brokerage
Asset
Services
Field Project
Management
Consulting

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 5
Key Business Drivers
Centralization of the corporate real estate function
Corporations seeking cost reductions through real
estate outsourcing
Corporations seeking to monetize owned real
estate assets
Continued real estate consolidation following
corporate mergers

Decentralization
Reorganization from Outsourcing Initiative
Centralization

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 6
Key Business Drivers
Corporate real estate
reorganization reason
(% of respondents)
Corporate real estate
reorganization reason
(% of respondents)
Source :  Real Estate Executive Board research
Source :  Real Estate Executive Board research
58%
25%
0%
Clients seek GCS…
dominant global
footprint
full spectrum of
services
account
management model
Clients seek GCS…
dominant global
footprint
full spectrum of
services
account
management model
Centralization of the Corporate Real Estate Function

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 7
Key Business Drivers
Real estate is among the top 3 expense categories
for our clients
85% of companies indicate cutting costs is real
estate’s top priority
25% increase in number of RFPs received in 2005
Cost Reductions through Outsourcing

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 8
$3.6 trillion in commercial real estate assets owned by
corporations
1
Abundant capital and low interest rates producing high
prices/valuations for corporate-owned real estate
assets
2
Sale-leasebacks and other structures allow corporate
users to free up cash to reinvest in core business and
maintain flexible control of corporate facilities
3
$11.6 billion in sale-leasebacks in 2005, growing by 45%
annually
2
1. Prudential Real Estate Investors
2. Real Capital Analytics
3. Moody’s Investors Services
Monetizing Owned Real Estate Assets
Key Business Drivers

100 A Century of Service
1906 | 2006
CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 9
$2.9 trillion in global M&A volume in 2005 – up by
37%
1
Real estate and facilities generally part of post-
merger corporate consolidations
Post-merger real estate consolidation fed all GCS
service lines and are less fee sensitive
1. Dealogic
Corporate Real Estate Consolidation
Key Business Drivers

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 10
Statistics – Strong, Diversified Client Base
Diversified by industry
47% served in multiple global regions
64% purchase more than 1 service
We have served >30% for at least 5 years
18%
2%
5%
7%
8%
8%
8%
11%
11%
22%
Financial Services
Technology
Transportation,
Aerospace, &
Automotive
Telecommunications
Business Services
Consumer Products
Media, Entertainment &
Publishing
Energy
Pharmaceutical
Other

Sprint

Ford

MERCK

Regus

VNU

BURLINGTON
NORTHERN
RAILROAD

Dow

FUJITSU

AVAYA

HSBC

HUGHES

RBC
Royal Bank
RBC

ACCO
BRANDS

lenovo

Progress Energy

IBM

BRITISH AIRWAYS

ArvinMeritor

100 A Century of Service
1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 11 Statistics Select 2005 New Client Wins & Expansions

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 12
Recent Case Studies
The 750,000 sq. ft. building containing Boeing’s
worldwide HQ; owned by state pension fund and
not up for sale
CBRE account team and local CBRE transaction
professionals worked together to demonstrate
value of $165 million off-market purchase
Deal possible through deep CBRE local market
expertise combined with successful integration of
multiple CBRE service lines – Brokerage, Asset
Services and Appraisal

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 13
Recent Case Studies
Business needs evolving from manufacturing to
service base – requiring both flexibility and control
of strategic facilities
Performed $152 million sale/leaseback of 3.8
million sq. ft. (24 properties) in U.S./Canada
~90 days from initial offering to signed contract
Deal and rapid timing possible through breadth of
CBRE’s geographic coverage and successful
integration between GCS account team and
CBRE’s Investment Properties

NEW CENTURY MORTGAGE CORPORATION

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 14
Recent Case Studies
Smaller corporate portfolio - ~2 million sq. ft.
Engaged GCS to develop strategic plan for HQ
and operations facility rationalization
CBRE team executed six leases for ~650,000
sq. ft., managed construction and moves
~$150 million real estate commitment over
duration; one of the largest lease transactions in
Orange County, California in 2005
GCS management of “smaller” clients produces
significant value

100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 15
2006 Strategic Initiatives
Focus business development on clients with multi-
national portfolios
Pursue middle-market opportunities
Differentiate through new, proprietary service
offerings – CBRE Project Advantage, Client
Dashboard, PortfolioIQ™, MarketStrike